Exhibit 10.2

**CERTAIN INFORMATION, MARKED BY [******], HAS BEEN EXCLUDED BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.**

Amendment to Strategic Partnership Agreement Dated November 23, 2020

The parties to the strategic partnership agreement dated November 23, 2020, Mthemovement Kings Pte Ltd and Kraig Biocraft Laboratories, Inc., for good and valuable consideration, with sufficiency and adequacy of which is hereby acknowledged agree to the following amendment to the strategic partnership agreement.

The parties hereby agree that clause 9 shall be deleted in its entirety and be replace with the following new clause 9 as follows:

9. Commencement, duration and termination

The effective commencement date of this working relationship will be the date of the signing of this SPA and the working relationship shall remain in force for a period of 60 months from the commencement date.

Upon commencement, and as consideration for its ownership position in the SpydaSilk brand and Joint Venture, KBLB shall issue 1,000,000 share of KBLB stock to MK.

**CERTAIN INFORMATION, MARKED BY [******], HAS BEEN EXCLUDED BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.**

Upon commencement, and as consideration for the exclusive sales agreement, MK will issue to KBLB a prepayment of $250,000 to be credited to the first shipment of spidersilk thread.

The working relationship can be terminated at any time by mutual agreement of the Parties following a consultation period of 120 (one hundred and twenty) calendar days or such period as agreed otherwise between the parties. In such circumstances, MK will prepare an up to date statement of account if applicable. If applicable, and in accordance with this statement of account, the Parties will honour their share of committed expenditure. MK will repay to KBLB any unused SpydaSilk brand funds.

The working relationship will not be automatically renewed and will be reviewed before the end date with a view to assessing delivery against the objectives set out in this SPA and whether a renewed working relationship aligns with the strategies and objectives of the Parties.

Approved and signed for on behalf of KBLB (USA) by:

Name:	Jon Rice
Title:	COO
Date:	December 7, 2020

Approved and signed for on behalf of MK by:

Name:	Walter Wee H G
Title:	Director (Operations)
Date:

Approved and signed for on behalf of Kings Global Consultants by:

Name:	[******]
Title:	CEO
Date:

Approved and signed for on behalf of Kings Group by:

Name:	[******]
Title:	Director Kings Defence Technologies PTE LTD
Date:

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